Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

During 2024, we did not grant any new awards of stock options, stock appreciation rights or similar option-like instruments within the period beginning four business days before or ending one business day after the filing of a Quarterly Report on Form 10-Q, an Annual Report on Form 10-K or Current Report on Form 8-K that disclosed material nonpublic information.

We do not currently maintain a formal policy or practice governing the timing of such awards in relation to our disclosure of material nonpublic information. However, should we elect to grant new awards of stock options, stock appreciation rights or similar option-like instruments in the future, the Board will assess and implement appropriate measures to ensure alignment with best practices and regulatory guidance.

MNPI Disclosure Timed for Compensation Value	false